UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 2, 2006
CENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (I.R.S. Employer Identification No.)

2728 N. Harwood, Dallas, Texas (Address of principal executive offices)	75201 (Zip Code)
Registrant’s telephone number, including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-12(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     As previously announced and reported on Form 8-K dated April 4, 2006 (the “April Form 8-K”), on March 30, 2006, Centex Financial Services, LLC, a Nevada limited liability company (the “Seller”) and an indirect wholly-owned subsidiary of Centex Corporation (“Centex” or the “Company”), Centex Home Equity Company, LLC, a Delaware limited liability company (“CHEC”) and a wholly-owned subsidiary of the Seller, and FIF HE Holdings LLC, a Delaware limited liability company (the “Purchaser”) and an affiliate of Fortress Investment Group LLC, entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), under which the Seller agreed to sell and the Purchaser agreed to acquire all of the outstanding limited liability company interests in CHEC.
     The purchase price to be paid by the Purchaser to the Seller under the Securities Purchase Agreement will be based on the book value of CHEC as of the date upon which the sale of CHEC is consummated, plus a premium to be calculated in accordance with agreed upon procedures.
     The sale of CHEC pursuant to the Securities Purchase Agreement is expected to be completed in June or July 2006, subject to the satisfaction of certain conditions. There can be no assurance as to whether all such conditions will be satisfied within the time frame specified above, if at all. Either party may terminate the Securities Purchase Agreement under certain circumstances if the sale of CHEC has not been consummated by July 31, 2006, subject to extension for up to two additional 30-day periods, if necessary, to obtain the required financial services consents.
     For additional information regarding the Securities Purchase Agreement and the transactions contemplated thereby, including the full text of the Securities Purchase Agreement, see the April Form 8-K.
     As a result of the execution of the Securities Purchase Agreement, CHEC’s financial results will be reported as discontinued operations. Upon closing, to the extent the disposition of CHEC is not fully reflected in the Company’s historical consolidated financial statements, the Company will file pro forma financial statements for the disposition under Item 2.01, Completion of Acquisition or Disposition of Assets, of Form 8-K. This Form 8-K is being filed to present certain pro forma financial information for the planned sale of CHEC.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTEX CORPORATION

	By:	/s/ Mark D. Kemp

Mark D. Kemp
Senior Vice President and Controller
Date: May 2, 2006

Exhibit Index

Exhibit
Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements